Exhibit 32.2

Certification of Chief Financial Officer

Pursuant to 18 U.S.C. Section 1350, As Adopted Pursuant to Section 906 of The Sarbanes-Oxley Act of 2002

I, George Murnane, Interim Chief Financial Officer of Jet.AI Inc. (the “Company”), certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350, that:

(i)	The Quarterly Report on Form 10-Q of Jet.AI Inc. for the period ended March 31, 2026 (the “Report”) fully complies with the requirements of Section 13(a) or Section 15(d), as applicable, of the Securities Exchange Act of 1934, and

(ii)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company at the dates and for the periods indicated.

Dated: May 14, 2026

/s/ George Murnane
George Murnane
Interim Chief Financial Officer
(Principal Financial Officer)